SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C.  20549




                         FORM 8-K

                 CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported):
March 5, 1998



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                1-6155                   35-0416090
State or Other     (Commission File    (IRS Employer
Jurisdiction of     Number)                 Identification
Incorporation)                                   No.)


601 N.W. Second Street, Evansville, IN  47708
(Address of Principal Executive Offices)  (Zip Code)




Registrant's telephone number, including area code:
(812) 424-8031

Item 5.    Other Events.

 On March 5 , 1998, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 6.20% Senior Notes due March 15, 2003 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-28925), as amended by Amendment No. 1 on July 1, 1997 (the "Registration Statement"), and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated March 5, 1998.


Item 7.    Financial Statements, Pro Forma Financial
               Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
       Statement:


 Exhibit
 Number                    Description

 4(a)          Resolutions of the Terms and Pricing
                 Committee adopted on March 5 , 1998
                 establishing the terms of the Notes,
                 certified by an Assistant Secretary of the Company.

 4(b)          Form of 6.20% Senior Note due March 15,
                 2003.

 5              Opinion of Baker & Daniels, special counsel
                 for the Company, as to the legality of the Notes.

                        SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN GENERAL FINANCE CORPORATION



Dated: March 9, 1998   By: /S/ GEORGE W. SCHMIDT
                                     George W. Schmidt
                                     Controller and Assistant Secretary

                       EXHIBIT INDEX



Exhibit
Number         Description

4(a)      Resolutions of the Terms and Pricing Committee
            adopted on March 5, 1998 establishing the terms of the Notes, certified by an Assistant
            Secretary of the Company.

4(b)      Form of 6.20% Senior Note due March 15, 2003.

5          Opinion of Baker & Daniels, special counsel for
            the Company, as to the legality of the Notes.